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                                                                 Exhibit 10.120


                             TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT is made and entered into effective the 30th day of January, 1998 by and between KENT CENTRAL, L.L.C., a Washington limited liability company ("Seller") and EAGLE HARDWARE & GARDEN DISTRIBUTION SERVICES, INC., a Washington corporation ("Buyer"), successor to Eagle Hardware & Garden, Inc. ("Eagle").

         The Seller and Eagle are the original parties to that certain Real Estate Purchase and Sale Agreement dated June 18, 1997 (the "Agreement"). Eagle previously assigned its interest in the Agreement to Buyer. Seller and Buyer desire to terminate the Agreement.

         The parties hereto hereby agree that all rights and obligations of the parties under said Agreement shall be terminated effective as of the date first set forth above.

         This Termination Agreement may be signed in counterpart; provided, that each such counterpart shall constitute one and the same agreement.

"SELLER"          BENAROYA CAPITAL COMPANY, L.L.C.

                  By: /s/ Larry R. Benaroya
                      --------------------------
                      Larry R. Benaroya, Manager

"BUYER"           EAGLE HARDWARE & GARDEN DISTRIBUTION SERVICES, INC.

                  By: /s/ Richard T. Takata
                      ---------------------------
                      Its: President